UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14A-101)

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Cephalon, Inc.
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April 6, 2011

2

Cephalon, Inc. (the "Company"), its directors and certain of its officers and employees may be deemed to be participants in the solicitation of consent revocations from stockholders in connection with a consent solicitation by Valeant Pharmaceuticals International, Inc.
("Valeant") to replace the Company's current Board of Directors with nominees of Valeant.
The Company plans to file a consent revocation statement with the Securities and
Exchange Commission (the "SEC") in connection with the solicitation of written consent revocations in connection with Valeant's consent solicitation (the "Consent Revocation
Statement"). Information regarding the names of the Company's directors and other participants in the solicitation and their respective interests in the Company by security holdings or otherwise is set forth in the Company's proxy statement relating to its 2011 annual meeting of stockholders, which may be obtained free of charge at the SEC's website at http://www.sec.gov and the Company's website at http://www.cephalon.com. Additional information regarding the interests of such potential participants will be included in the
Consent Revocation Statement and other relevant documents to be filed with the SEC in connection with the consent solicitation.

Promptly after filing its definitive Consent Revocation Statement with the SEC, the
Company will mail the definitive Consent Revocation Statement and a form of white consent revocation card to each stockholder entitled to deliver a written consent in connection with the consent solicitation.

3

WE URGE INVESTORS TO READ THE CONSENT REVOCATION STATEMENT
(INCLUDING ANY SUPPLEMENTS THERETO), THE COMPANY'S
SOLICITATION/RECOMMENDATION STATEMENT REGARDING ANY TENDER OFFER
THAT MAY BE COMMENCED BY VALEANT, AND ANY OTHER RELEVANT
DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME
AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders will be able to obtain, free of charge, copies of the Consent Revocation
Statement, the solicitation/recommendation statement and any other documents filed by the
Company with the SEC in connection with the consent solicitation or any tender offer at the
SEC's website at http://www.sec.gov, at the Company's website at
http://www.cephalon.com, or by contacting Innisfree M&A Incorporated at (877) 800-5186
(banks and brokers call collect at (212) 750-5833).

Safe Harbor Statement
 This presentation contains forward-looking statements that involve risks and uncertainties. These statements may concern, among other things, our business strategy and market opportunities, the development of pharmaceutical products, and future financial and operating results.
 Additional information that may affect our business and financial prospects, as well as factors that would cause our actual performance to vary from our expectations, may be found in our filings with the Securities and Exchange
 Commission.

Situation Overview & Strategy

6

Situation Overview
▪ On March 3, the Valeant and Cephalon CEOs had an introductory meeting. No proposal of any kind was made
▪ On March 18, Cephalon received a letter from Valeant with a $73 per share proposal for
100% of Cephalon shares - Valeant requested a response by April 1
▪ On March 25, one week before Valeant's requested response date, Cephalon received a second letter from Valeant reiterating its $73 per share proposal and adding a second insufficiently defined alternative to acquire certain assets for $2.8 billion - at the same time, Valeant shortened the response date to March 29
▪ By reducing Cephalon’s time to evaluate these alternatives, it was not feasible for
Cephalon to thoroughly review the proposals with its Board
▪ Upon receiving Valeant’s first proposal on March 18, Cephalon promptly informed the
Board of the proposal and quickly began reviewing the proposal with the assistance of its financial and legal advisors
▪ Before Cephalon could properly review the proposals with its Board, Valeant went public with its $73 proposal on March 29 and announced its intent to commence a
Consent Solicitation Process
▪ On April 5, Cephalon’s Board formally rejected Valeant’s unsolicited proposal, deeming it inadequate and not in the best interests of Cephalon’s shareholders

7

Valeant’s Strategy: “Speed” at the Expense
of Process Harms Cephalon Shareholders
▪ Valeant is attempting to quickly force a takeover that is not in the best interest of Cephalon’s shareholders
“We maximize speed and believe “deal process” creates distractions.”
- Valeant’s Transaction Operating Principles, Investor Presentation, March 30, 2011
▪ If they succeed in forcing us to act quickly, we will be unable to maximize value for Cephalon shareholders
▪ The market’s reaction in Valeant’s and Cephalon’s stock prices clearly demonstrates that Valeant is significantly undervaluing
Cephalon
“There’s a general awareness that this is a steal.” - Jack Ablin, Harris Private Bank
“Valeant Pharmaceuticals’ hostile bid for Cephalon is so low that Valeant could raise the offer by 15 percent and still pay less than any drug takeover in history.”
- Bloomberg News, March 31, 2011

8

Cephalon’s Approach
▪ We have built a leading, global biopharmaceutical platform that is diversified across both products and geographies
▪ Over the past two years, Cephalon has created one of the
broadest late-stage pipelines in the industry
▪ This pipeline has significant near- to mid-term commercial potential, which has been given little-to-no value in Valeant’s proposal or in public comments by Valeant’s CEO

Our Assessment of Valeant’s Proposal

10

Valeant’s $73 Proposal is Inadequate
▪ 30-day average of $56.74 is near our 52-week low and not the appropriate reference point
▪ Premium is significantly below precedent life sciences
benchmarks
▪ It is based on a “worst-case” scenario
▪ It ascribes little-to-no value to Cephalon’s late-stage pipeline
▪ It does not reflect the scarcity value of life sciences assets that
“move the needle”

11

Valeant’s $73 Proposal Represents
Virtually NO Premium to 52-Week High
Premium to 30 days prior
Note:  2006-2011 YTD pharmaceutical, specialty pharmaceutical and biotechnology precedent transactions with US-listed target, enterprise value > $500 million,
 > 50% cash consideration (n = 34). Excludes large-cap mergers (e.g. Pfizer / Wyeth and Merck / Schering Plough). Purchase prices exclude contingent value rights (CVRs).
Source: Bloomberg, press releases and news articles, company filings.
Premium to last close
Premium to 52-week high
20.4%
0.4%
58.7%
29.6%
47.6%
24.3%
Median life
sciences bid
premium
Cephalon @ $73
Median life
sciences bid
premium
Cephalon @ $73
Median life
sciences bid
premium
Cephalon @ $73

12

Valeant Proposal Based on
Worst-Case Scenario
▪ Valeant’s $73 proposal is based on a worst-case scenario
“We took the absolute worst case as one of our analyses....we assumed the worst, the worst in terms of IP, the worst in terms of sort of everything, everything we could think of...if the worst thing happens, no matter what, we don't want to destroy shareholder value...”
“…we don't believe we are going to destroy a ton of our shareholders' value, but we are certainly not going to create any. There might be some. That is all worst case…”
- Michael Pearson, Valeant Chairman & CEO, on investor call on March 30, 2011
Cephalon should not be valued based on a worst-case scenario

13

Valeant’s Proposal Ascribes Little-to-No
Value to Cephalon’s Late-Stage Pipeline
▪ Valeant does not believe in R&D and ascribes little-to-
no value to Cephalon’s late-stage pipeline
“Do not bet on science, bet on management.”
- Valeant Strategy, Investor Presentation, March 30, 2011
▪ Cephalon values both and has a proven track record
▪ Valeant has mis-characterized Cephalon’s pipeline as
early-stage
“I was extremely disappointed that on Monday you announced an agreement to acquire another early-stage R&D program…”
- Michael Pearson, Valeant Chairman & CEO, Letter to Cephalon Board, March 25, 2011
▪ The asset Valeant refers to is entering Phase III and is
one of 10 late-stage product candidates

Cephalon’s Proven Track Record

2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E*

15

A History Of Strong Sales Growth
*2011 estimates depict the midpoint of guidance ranges provided in press release issued 2/10/11.
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
Oncology
Other
Pain
CNS
Sales CAGR:
30%

2001
2002
2003
2004
2005
2006
2007
2008*
2009
2010**

16

Focus on Cash Flow Generation
* Excludes $425 million paid in 2008 in association with the settlement agreement with the U.S. Attorney’s Office that was considered a reduction in net cash provided by operating activities.
** Excludes $100 million paid to Angioblast for a license associated with the Mesoblast transaction that was included as an expense in 2010.
$0
$200
$400
$600
$800
$1,000

Ability to Identify, Develop and
Commercialize Assets
Asset	Acquisition Cost	Cumulative Sales Through 4Q 2010	Cephalon Launch Year
Lafon (PROVIGIL/NUVIGIL)	$448	$7,587	1998
GABITRIL	$110	$586	2000
Anesta (ACTIQ)	$357	$2,865	2000
TRISENOX	$70	$129	2005
CIMA (FENTORA & other)	$483	$872	2006
Zeneus	$366	$594	2006
VIVITROL	$270	$33	2006 to 2008
AMRIX	$99	$306	2007
Salmedix (TREANDA)	$131	$690	2008
Mepha	$549	$258	2010
Total	$2,882	$13,920
Note: All figures in $ millions.

Our Pipeline Presents Substantial
Value
Targeted Launch	Product	Indication	Current Status	Estimated Peak Sales
2012	Tamper Deterrent Hydrocodone	Chronic pain	Phase III	$500
2012	TREANDA	1st line iNHL	Phase III	$600
2012	OMAPRO*	3rd line CML	Preparing NDA	$150
2013	NUVIGIL	Bipolar depression	Phase III	$1,000
2013	Mesenchymal Precursor Cells	Cord blood expansion	Phase II completed	$200
2014	CINQUIL	Eosinophilic asthma	Phase III	$1,400
2015	CEP-37247	Sciatica	Phase I/II	$500
2015	REVASCOR	Congestive heart failure	Phase II	$2,000
2015	Obatoclax*	1st line extensive stage - SCLC	Phase II completed	$1,000
2016	LUPUZOR	Systemic lupus erythematosus	Phase II	$1,000
2016	Larazotide acetate**	Celiac disease	Phase II	$400
2016	REVASCOR	Acute myocardial infarction	Phase II	$600
Note: All figures in $ millions.
* Cephalon has announced takeover proposals for ChemGenex and Gemin X. ** Cephalon has an option to purchase assets from Alba Therapeutics.

Key Attributes Of Cephalon’s Recent
Acquisitions
1) Solid, enduring intellectual property
 ▪ Composition of matter patents
 ▪ 12 years biologics exclusivity
2) Unique products that payers will embrace
 ▪ Meet major unmet medical need
 ▪ 1st or 2nd in class products
 ▪ Unique compounds, not reformulations
3) Can be detailed to specialty physicians utilizing
 modest sales forces
4) Secured worldwide rights for almost every
 compound

20

Summary
▪ 30-day average of $56.74 is near our 52-week low and not the appropriate reference point
▪ Premium is significantly below precedent life sciences
benchmarks
▪ It is based on a “worst-case” scenario
▪ It ascribes little-to-no value to Cephalon’s late-stage pipeline
▪ It does not reflect the scarcity value of life sciences assets that
“move the needle”
Valeant’s $73 Proposal is Inadequate

Supplemental Information

22

Cephalon Overview
▪ Global biopharmaceutical company with well-
diversified product and geographic mix (170 products
sold in more than 100 countries)
▪ Offering of branded, branded generic and generic
products
▪ Branded portfolio focused on wakefulness and
neurological disorders, oncology, pain and
inflammatory diseases
▪ Proven track record of growth and profitability
▪ World-class, late-stage pipeline across multiple
therapeutics areas
▪ Continue to augment core platform with business
development opportunities

AMRIX®
Cyclobenzaprine Hydrochloride Extended-Release Capsules

PROVIGIL® (MODAFINIL) Tablets

Actiq® (oral transmucosal fentanyl citrate)

TREANDA® (bendamustine HCl) for Injection

Nuvigil™ armodafinil tablets

FENTORA fentanyl buccal tablet

Myocet (liposomal doxorubicin)

Trisenox (arsenic trioxide)

Modiodal modafinil

Spasfon

Actiq

EFFENTORA fentanyl buccal tablet

Targretin (bexarotene) capsules

Paralyoc 500

NAXY CLARITHROMYCINE

Lopéramide Lyoc 2

MONONAXY 500 CLARITHROMYCINE

Proxalyoc 20

Abelcet (amphotericin B lipid complex)

Otrasel 1,25

GABITRIL® tiagabine HCl

ALAVERT

NuLev™

REMERON SolTab®

Orapred ODT

NIRAVAM

Claritin RediTabs

FazaClo

PARCOPA™

Zomig-ZMT® ZOLMITRIPTAN

23

Diversified Product Portfolio
CIMA Products
European Proprietary Products
U.S. Proprietary Products

24

Cephalon’s Growing Global Presence
Sales in more than 100 countries and over 170 products sold

Mesenchymal Precursor Cell (MPC)
Revascor
▪ Produce cytokines and/or growth
 factors that induce endogenous tissue
 repair or cell proliferation
▪ Data indicated that MPC treatment reduced
 MACE, hospitalization and mortality in CHF
▪ Animal studies demonstrated improvement in
 ejection fraction in MI
▪ Cord blood expansion resulted in 44-fold
 volume increases and reduced time to
 engraftment
▪ In the U.S. alone:
 ▪ 6 million people suffer from CHF
 ▪ 1 million new cases of MI per year
 ▪ 2,000 bone-marrow
 transplantations patients could
 benefit from MPCs
▪ Cord blood expansion program & CHF
 to begin phase III programs in early
 2012
▪ Myocardial infarction to begin phase II
 in 2011
Description
Data
Potential
Timeline

CINQUIL™
▪ Humanized mAb against IL-5
▪ Designed to reduce airway eosinophils
▪ Phase IIb study results demonstrated:
 ▪ Reduction of sputum eosinophil
 counts
 ▪ Improvements on the asthma
 control questionnaire, FEV1, FVC,
 and clinical asthma exacerbations
▪ ~30% of severe asthmatics or 750,000
 in U.S. alone
▪ Phase III eosinophilic asthma program
 underway
▪ First study readout in 4Q 2012
Description
Data
Potential
Timeline

LUPUZOR™
▪ Immune modulator believed to:
 ▪ Reduce auto-antigen processing in
 antigen-presenting B cells
 ▪ A decrease in the priming and
 signaling of auto-reactive T-cells
▪ Phase IIb study results showed a
 clinically significant improvement in the
 intent to treat population as measured
 by a composite endpoint as well as the
 SLEDAI Score
▪ Lupus Foundation of America estimates
 1.5 million Americans have a form of
 lupus
▪ Phase II study underway with interim
 analysis 3Q 2011
▪ If interim data is positive, phase III will
 begin by YE 2011
Description
Data
Potential
Timeline

OMAPRO™
▪ First-in-class cetaxine (small molecule)
▪ Induces apoptosis by inhibition of
 protein synthesis

▪Promising data for the treatment of
chronic myeloid leukemia in patients who
failed or are intolerant to Gleevec® and
one other tyrosine kinase inhibitor
▪Presented at ASH 2009, Omapro
demonstrated durable hematologic &
cytogenetic responses (86% CHR, 41%
cytogenetic response)
▪5,000 new CML cases each year in U.S.
▪Increasing prevalence as 5-year survival
rates approach 90%
▪ Phase III complete
▪ NDA submission H2 2011
Description
Data
Potential
Timeline
Note: Gleevec is a registered trademark of Novartis.

Obatoclax
▪ Pan Bcl-2 inhibitor with preclinical and
 clinical activity
▪ Observed as both a single agent and in
 combination with standard therapies for
 various cancers including extensive
 stage small cell lung cancer (ES-SCLC)
▪ Completed first line, phase IIb study in
 combination with carboplatin and
 etoposide in more than 160 patients
 with ES-SCLC
▪ 20,000 new cases per year of ES-
 SCLC in U.S. alone
▪ End-of-phase II meeting with FDA in
 2011
▪ Begin phase III program with potential
 data readout in early 2015
Description
Data
Potential
Timeline

Tamper Deterrent Hydrocodone
▪ Polymer-coated particles compressed
 into twice-daily, acetaminophen-free
 tablets

▪ Formulation has demonstrated a
 resistance to immediate release of drug
 when crushed or mixed with alcohol
▪ 26 million+ long-acting opioid
 prescriptions per year in U.S.
▪ $5 billion market
▪Complete Phase III by YE 2011
▪sNDA filing early 2012
Description
Data
Potential
Timeline

CEP-37247 (Domain Antibody Anti-TNF)
▪ Domain antibody anti-TNF for epidural
 injection to treat sciatica
▪ TNF is a key cytokine mediator in the
 pathophysiology of sciatica
▪ Two small studies with etanercept have
 demonstrated proof of concept
▪ ~14% of all chronic lower back pain
 cases involve sciatica
▪ Prevalent population of ~1.7 million
 U.S. sciatica sufferers
▪ Phase I/II anti-TNF study in sciatica
 underway
▪ Data readout 2Q 2012
Description
Data
Potential
Timeline

Larazotide Acetate
▪ Tight junction modulator
▪ Early research suggests larazotide
 acetate may help keep the tight
 junctions closed when ingested prior to
 a meal, thus reducing the inflammatory
 process in response to gluten
▪ Demonstrated a signal of efficacy in a
 phase II study for the treatment of
 celiac disease
▪ Celiac disease affects > 2 million
 patients in U.S. alone
▪ No approved treatment
▪ In 2011, ALBA will initiate a new
 phase II study in patients who are
 symptomatic despite a gluten-free diet
▪ Phase II interim data readout in 4Q
 2012
Description
Data
Potential
Timeline

Primary Patents Covering Potential
Launches
Product	Patent Type	Expiration*	Market Exclusivity
TD Hydrocodone	Formulation**	2027
TREANDA	Composition of matter on polymorph**	2015 / 2029	NCE exclusivity to 2013 plus 6 months pediatric extension plus time of ANDA
OMAPRO	Method of treatment	2023
NUVIGIL	Composition of matter on polymorph	2024
Mesenchymal Precursor Cells	Composition of matter	2025	12-year biologics exclusivity
CINQUIL	Composition of matter	2026	12-year biologics exclusivity
CEP-37247	Composition of matter	2027	12-year biologics exclusivity
REVASCOR	Composition of matter	2027	12-year biologics exclusivity
Obatoclax	Composition of matter	2026
LUPUZOR	Composition of matter	2026
Larazotide Acetate	Composition of matter	2023
* Hatch-Waxman extension likely on many of these patents. ** Pending.